TYG LISTED NYSE

Yield

Growth

Quality

2014 3rd Quarter Report

August 31, 2014

Tortoise Energy Infrastructure Corp.[SM]

...Steady Wins®

Company at a Glance

Tortoise Energy Infrastructure Corp. (NYSE: TYG) is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) and their affiliates in the energy infrastructure sector.

Investment Goals: Yield, Growth and Quality

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYG seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 100 MLPs in the market in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector, along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 130 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

September 29, 2014

Dear Fellow Stockholders,

The third fiscal quarter ending Aug. 31, 2014 was an upbeat one for midstream MLPs. Their success was driven by the continued and critical need for energy infrastructure build-out to transport the robust volumes of crude oil and natural gas produced out of North American shales, as well as proposed merger and acquisition activity.

Broader market performance also was strong during the third fiscal quarter, despite the intensifying and increasingly complex conflict in the Middle East. Interest rates remained low, although in July Federal Reserve Chairwoman Janet Yellen, testifying before the Senate Banking Committee, said that the Fed may need to raise interest rates sooner than expected. Also during the quarter, a steady stream of upbeat economic data reflected economic growth. For the three- and nine-month periods ending Aug. 31, 2014, the S&P 500 Index® returned 4.7 percent and 12.7 percent, respectively.

Master Limited Partnership Sector Review and Outlook

MLPs once again outperformed the broader market, with the Tortoise MLP Index® posting 12.0 percent and 27.1 percent total returns for the three- and nine-month periods ending Aug. 31, 2014, respectively. Midstream MLPs slightly outperformed upstream MLPs during the quarter, driven largely by the continued need for greater pipeline takeaway capacity. The Tortoise Midstream MLP Index gained 12.9 percent for the quarter while the Tortoise Upstream MLP Index returned 10.1 percent. Midstream MLPs handily outperformed their upstream counterparts fiscal year to date, with the midstream index returning 28.8 percent for the nine months ending Aug. 31, 2014, compared to the upstream index’s 17.5 percent gain for the same time period.

As oil and natural gas production continues to exceed estimates, it also continues to drive the need for changes in our nation’s pipeline infrastructure. Despite its 2.6 million miles of natural gas and liquid petroleum products pipelines,¹ takeaway capacity for the copious volumes of oil and natural gas being produced out of North American shales remains insufficient. Midstream MLPs are continuing to respond to the need for more infrastructure. Several new projects have come on line recently and additional projects are scheduled to begin operations later this year. In just the next three years through 2016, we project approximately $77 billion in MLP projects.

Capital markets continued to underpin sector growth, with MLPs raising approximately $7.9 billion in equity and $4.9 billion in debt offerings during the third fiscal quarter. This infusion of capital brought the totals for equity and debt raised during the fiscal year to date to approximately $27.5 billion and $25.6 billion, respectively. There were seven new initial public offerings in the third quarter, with activity in each sector of the energy value chain, ranging from a bituminous thermal coal producer, to an owner and operator of petroleum terminals, to a petrochemical company.

Merger and acquisition (M&A) activity was a key driver during the fiscal quarter, with approximately $12 billion in MLP transactions. One additional announced deal that affected MLPs was Kinder Morgan, Inc. (KMI)’s proposed approximately $70 billion acquisition of three affiliates: Kinder Morgan Energy Partners, L.P. (KMP), Kinder Morgan Management, LLC (KMR) and El Paso Pipeline Partners, L.P. (EPB), consolidating four publicly traded pipeline companies into one entity, pending shareholder approval. This brings the total for all MLP and pipeline transactions to approximately $104 billion in announced deals thus far during the fiscal year, with nearly $27 billion in MLPs alone.

Fund Performance Review

The fund’s total assets increased from approximately $2.6 billion on May 31, 2014, to $4.6 billion on Aug. 31, 2014, primarily from the merger of TYN and TYY into the fund as of June 23, 2014 and from net realized and unrealized gains on investments. Leverage (including bank debt, senior notes and preferred stock) as a percent of total assets decreased from 19.7 percent on May 31, 2014, to 18.1 percent at the end of the fiscal quarter.

At fiscal quarter end, the fund paid a distribution of $0.61 per common share ($2.44 annualized) to stockholders, an increase of 5.2 percent quarter over quarter and 6.6 percent year over year. The distribution represented an annualized distribution rate of 5.0 percent based on the fund’s fiscal quarter closing price of $49.00. In managing the fund, Tortoise places particular emphasis on distribution coverage: distributable cash flow (DCF) earned by the fund divided by distributions paid to stockholders. Our goal is to declare what we believe to be sustainable quarterly distributions with increases safely covered by earned distributable cash flow. The distribution payout coverage was 105.5 percent for the fiscal quarter and 108.3 percent for the last four quarters.

For the third fiscal quarter, the fund’s market-based total return was 2.6 percent and its NAV-based total return was 10.6 percent (2.2 percent and 29.3 percent, respectively, for the nine months ending Aug. 31, 2014), including the reinvestment of distributions. As such, the discount in the fund’s stock price relative to its NAV widened during the period. Discounts have widened over the past several months across the broader

(Unaudited)

2014 3rd Quarter Report       1

closed-end fund market, including energy MLP closed-end funds. We believe this is due in part to concerns about rising interest rates. This more technical market pressure has occurred at the same time as the fund’s strong NAV performance, magnifying the discount. We continue to believe in our investment focus on quality, sustainable distributions and growth.

Key Quarterly Asset Performance Drivers

A number of factors drove the fund’s strong asset performance during the fiscal quarter:

  Natural gas pipeline MLPs benefited from the increasing need for greater pipeline takeaway capacity.

  Gathering and processing MLPs performed well due to increased transportation of natural gas liquids (NGLs).

  Crude oil pipeline MLPs continued to benefit from increased production, while refined product pipeline MLPs’ performance was driven by increasing refinery utilization.

  As a result of the fund’s midstream investment strategy, it was not exposed to upstream, propane and coal MLPs, which lagged during the quarter. This boosted the fund’s relative results.

The fund’s performance was restrained by the following factors:

  Proposed M&A activity in the natural gas and gathering and processing pipeline space during the quarter, including Kinder Morgan, Inc.’s proposed acquisition of Kinder Morgan Energy Partners restrained results. The fund was underweight Kinder Morgan Energy Partners because of its limited distribution growth outlook, but the stock performed well in the period following the announcement of the proposed acquisition.

  Exposure to crude oil pipeline and refined product MLPs with previously strong performance that pulled back during the quarter also dampened relative results.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

In our view, midstream MLPs with strategically located assets will continue to benefit from the robust volumes of oil and natural gas being produced in the premier North American shales, thus driving the continued need for significant infrastructure build-out. We believe that TYG offers stockholders a long-term investment opportunity with the potential for a high level of total return with sustainable distributions.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs). The Tortoise Midstream MLP Index, a sub-index of the Tortoise MLP Index® is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas pipelines and Refined Products Pipelines. The Tortoise Upstream MLP Index is comprised of all constituents included in the Tortoise MLP Index’s Coal and Oil & Gas Productions sub sector indices. The S&P 500 Index is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market independence.

¹ U.S. Department of Transportation, Pipeline and Hazardous Materials Safety Administration

Past performance is no guarantee of future results.

         (Unaudited)

2       Tortoise Energy Infrastructure Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2013		2014
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)(2)
Total Income from Investments
Distributions received from master limited partnerships	$25,660	$27,024	$26,172	$27,393	$47,266
Dividends paid in stock	1,537	1,597	1,637	1,479	2,040
Distributions from common stock	—	—	52	71	115
Other income	—	94	—	—	—
Total from investments	27,197	28,715	27,861	28,943	49,421
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	4,895	4,957	5,119	5,774	10,257
Other operating expenses	351	349	362	365	533
	5,246	5,306	5,481	6,139	10,790
Distributable cash flow before leverage costs and current taxes	21,951	23,409	22,380	22,804	38,631
Leverage costs(3)	3,835	4,184	4,691	4,982	7,734
Current income tax expense(4)	—	—	—	—	—
Distributable Cash Flow(5)	$18,116	$19,225	$17,689	$17,822	$30,897
As a percent of average total assets(6)
Total from investments	5.28%	5.44%	5.01%	4.73%	4.44%
Operating expenses before leverage costs and current taxes	1.02%	1.00%	0.99%	1.00%	0.97%
Distributable cash flow before leverage costs and current taxes	4.26%	4.44%	4.02%	3.73%	3.47%
As a percent of average net assets(6)
Total from investments	8.91%	9.51%	9.03%	8.43%	7.88%
Operating expenses before leverage costs and current taxes	1.72%	1.76%	1.78%	1.79%	1.72%
Leverage costs and current taxes	1.26%	1.39%	1.52%	1.45%	1.23%
Distributable cash flow	5.93%	6.36%	5.73%	5.19%	4.93%

Selected Financial Information
Distributions paid on common stock	$16,321	$16,442	$16,643	$16,730	$29,290
Distributions paid on common stock per share	0.5725	0.5750	0.5775	0.5800	0.6100
Distribution coverage percentage for period(7)	111.0%	116.9%	106.3%	106.5%	105.5%
Net realized gain, net of income taxes, for the period	3,363	31,391	8,609	5,695	40,013
Total assets, end of period	2,031,736	2,188,730	2,294,312	2,579,795	4,603,361
Average total assets during period(8)	2,043,631	2,118,177	2,253,941	2,428,481	4,413,179
Leverage(9)	339,400	407,600	454,000	507,000	832,400
Leverage as a percent of total assets	16.7%	18.6%	19.8%	19.7%	18.1%
Net unrealized appreciation, end of period	660,779	705,678	749,365	907,206	1,095,415
Net assets, end of period	1,180,576	1,245,761	1,280,942	1,425,918	2,593,513
Average net assets during period(10)	1,210,359	1,211,261	1,251,952	1,361,662	2,489,611
Net asset value per common share	41.41	43.36	44.41	49.43	54.01
Market value per share	43.34	49.76	44.65	48.34	49.00
Shares outstanding (000’s)	28,509	28,733	28,844	28,844	48,017

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Q3 2014 includes amounts from TYY and TYN for the period from June 1, 2014 through June 22, 2014.
(3)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(4)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(5)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions, premium on redemption of MRP stock, amortization of debt issuance costs, non-recurring merger expenses; decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income; and adjusted for pre-merger DCF from TYY and TYN.
(6)	Annualized for periods less than one full year.
(7)	Distributable Cash Flow divided by distributions paid.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under revolving credit facilities.
(10)	Computed by averaging daily net assets within each period.

2014 3rd Quarter Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Infrastructure Corp.’s (the “Company”) primary investment objective is to seek a high level of total return for our stockholders, with an emphasis on distribution income paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in master limited partnerships (“MLPs”) through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Fund Mergers

On May 28, 2014, the stockholders of the Company, Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) each approved proposed mergers of TYY and TYN into the Company. The Company acquired the net assets of TYY ($766,488,956) and TYN ($210,449,285) on June 23, 2014. A total of 15,043,739 shares of common stock were issued to common stockholders of TYY and 4,130,451 shares of common stock were issued to common stockholders of TYN. The aggregate net assets of the Company prior to the reorganization totaled $1,469,645,683 and following the mergers the combined net assets of the Company totaled $2,446,583,924.

Following completion of the mergers, the Company entered into an amendment to its Investment Advisory Agreement with the Adviser. Under the terms of the amendment, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly managed assets up to $2.5 billion, 0.90 percent of average monthly managed assets between $2.5 billion and $3.5 billion, and 0.85 percent of average monthly managed assets above $3.5 billion, in exchange for the investment advisory services provided.

Company Update

Comparative financial discussions below are based on 3rd quarter 2014 amounts as reflected in the Key Financial Data table compared to the combined amount for TYG, TYY and TYN as reported on each fund’s Key Financial Data table for periods prior to the mergers.

Total assets increased approximately $371 million during the 3rd quarter, primarily as a result of higher market values of our MLP investments. Higher average managed assets resulted in increased asset-based expenses and a lower level of leverage as a percentage of total assets, while the implementation of the tiered advisory fee schedule and elimination of duplicative expenses following the mergers helped to reduce operating expenses. Distribution increases from our MLP investments during the quarter were in line with our expectations and we increased our quarterly distribution to $0.61 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long-term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

4       Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited) (Continued)

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income. Non-recurring expenses related to the mergers are excluded from DCF. For 3rd quarter 2014, our DCF includes DCF from TYY and TYN for the portion of the quarter prior to the mergers (June 1, 2014 through June 22, 2014). A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below in Distributable Cash Flow.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many crude/refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe distributions from our investments will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 3rd quarter 2014 were approximately $49.4 million, representing a 9.9 percent increase as compared to 3rd quarter 2013 and a 3.0 percent increase as compared to 2nd quarter 2014 based on combined distributions received for TYG, TYY and TYN for each respective prior period. These changes reflect increases in per share distribution rates on our investments, the distributions received from additional investments funded from leverage proceeds and the impact of various portfolio trading activity.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 0.97 percent of average total assets for the 3rd quarter 2014, a decrease of 0.05 percent as compared to 3rd quarter 2013 and a decrease of 0.03 percent as compared to 2nd quarter 2014. Advisory fees for the 3rd quarter 2014 increased 7.7 percent as compared to combined fees for 2nd quarter 2014. The increase in advisory fees reflects increased average managed assets for the quarter and was partially offset by the implementation of the tiered advisory fee schedule at the time of the mergers, which serves to reduce the impact of higher managed assets on operating expenses. Yields on our investments are currently below their 5-year historical average of approximately 7 percent. All else being equal, if yields on our investments decrease and distributions remain constant or grow, asset values will increase as will our managed assets and advisory fees. Other operating expenses decreased by approximately 33 percent as compared to combined expenses for 2nd quarter 2014, which primarily reflects the elimination of duplicative expenses following the mergers.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and credit facilities, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees as well as the realized and unrealized gain or loss on our interest rate swap settlements. Total leverage costs for DCF purposes were approximately $7.7 million for the 3rd quarter 2014, an increase of 2.8 percent as compared to combined leverage costs for 2nd quarter 2014 due to increased leverage utilization as well as the impact of refinancing leverage assumed from TYN in the merger at a slightly higher borrowing cost.

The weighted average annual rate of our leverage at August 31, 2014 was 3.65 percent. This rate includes balances on our bank credit facilities which each accrue interest at a variable rate equal to one-month LIBOR plus a fixed spread. We have entered into $110 million notional amount of interest rate swap contracts with an effective date of March 15, 2015 in an attempt to reduce the refinance risk associated with senior notes that mature in April 2015. As a result of the merger with TYN, the Company assumed $25 million notional amount of interest rate swap contracts with The Bank of Nova Scotia. TYG has agreed to pay The Bank of Nova Scotia a fixed rate while receiving a floating rate based upon the one-month LIBOR. The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (The Bank of Nova Scotia pays TYG the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TYG pays The Bank of Nova Scotia the net difference). The interest rate swap contracts have a weighted average fixed rate of 1.70 percent and a weighted average remaining maturity of approximately 4.0 years at August 31, 2014. See Note 11 in our Notes to Financial Statements for additional information on the interest rate swap contracts.

Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facilities and as our leverage matures or is redeemed. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

2014 3rd Quarter Report       5

Management’s Discussion (Unaudited) (Continued)

Distributable Cash Flow

For 3rd quarter 2014, our DCF was approximately $30.9 million, an increase of 1.8 percent as compared to combined DCF for 3rd quarter 2013 and an increase of 2.5 percent as compared to combined DCF for 2nd quarter 2014. These changes are the net result of changes in distributions and expenses as outlined above. We paid a distribution of $29.3 million, or $0.61 per share, during the quarter, which was in line with the per share amount expected at the time the mergers were proposed to stockholders earlier in the year. This represents an increase of $0.0375 per share as compared to 3rd quarter 2013 and an increase of $0.0300 per share as compared to 2nd quarter 2014.

Our distribution coverage ratio was 105.5 percent for 3rd quarter 2014, a decrease in the coverage ratio of 5.5 percent as compared to 3rd quarter 2013 and a decrease of 1.0 percent as compared to 2nd quarter 2014. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions. We expect to allocate a portion of the projected future growth in DCF to increase distributions to stockholders while also continuing to build critical distribution coverage to help preserve the sustainability of distributions to stockholders for the years ahead.

Net investment loss, before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2014 YTD and 3rd quarter 2014 (in thousands):

	2014 YTD	3rd Qtr 2014
Net Investment Loss, before Income Taxes	$(22,676)	$(11,846)
Adjustments to reconcile to DCF:
Dividends paid in stock	5,156	2,040
Distributions characterized as return of capital	84,578	41,685
Amortization of debt issuance costs	314	147
Non-recurring expenses related to fund mergers	770	605
Pre-merger DCF from TYY	(1,411)	(1,411)
Pre-merger DCF from TYN	(248)	(248)
Interest rate swap expenses	(75)	(75)
DCF	$66,408	$30,897

Liquidity and Capital Resources

We had total assets of $4.6 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables, if any, and any expenses that may have been prepaid. During 3rd quarter 2014, total assets increased approximately $371 million as compared to combined total assets at May 31, 2014, primarily due to an increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions).

Total leverage outstanding at August 31, 2014 was $832.4 million, an increase of $2.9 million as compared to combined leverage outstanding at May 31, 2014. Outstanding leverage is comprised of $524.4 million in senior notes, $130.0 million in Mandatory Redeemable Preferred (“MRP”) stock and $178.0 million outstanding under the credit facilities, with 73.2 percent of leverage with fixed rates and a weighted average maturity of 4.5 years including the impact of outstanding interest rate swap contracts.

We assumed the outstanding leverage of TYY and TYN as part of the mergers, which consisted of $174.4 million of senior notes, $50.0 million of MRP C Stock and $96.8 million outstanding under revolving credit facilities. At the time of the mergers, the credit facilities utilized by TYY and TYN were terminated and outstanding borrowings were refinanced through an increase in the borrowing capacity of our existing credit facility from $107.5 million to $157.5 million as well as the addition of a second credit facility. We entered into a $100 million unsecured, revolving credit facility with The Bank of Nova Scotia on June 23, 2014 that matures on June 23, 2016. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.20 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent if the outstanding balance on the facility is below $60 million.

Total leverage represented 18.1 percent of total assets at August 31, 2014, as compared to 19.7 percent as of May 31, 2014 and 16.7 percent as of August 31, 2013. Our leverage as a percent of total assets remains below our long-term target level of 25 percent, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facilities) of $654.4 million is comprised of 80 percent private placement debt and 20 percent publicly traded preferred equity with a weighted average rate of 4.23 percent and remaining weighted average laddered maturity of approximately 5.4 years.

Our MRP B Stock has an optional redemption feature allowing us to redeem all or a portion of the stock after December 31, 2015 and on or prior to December 31, 2016 at $10.10 per share. Any optional redemption after December 31, 2016 and on or prior to December 31, 2017 will be at $10.05 per share. Any redemption after December 31, 2017 will be at the liquidation preference amount of $10.00 per share. Our MRP C Stock has an optional redemption feature allowing us to redeem all or a portion of the stock after May 1, 2014 and on or prior to May 1, 2015 at $10.05 per share. Any redemption after May 1, 2015 will be at the liquidation preference amount of $10.00 per share.

We have used leverage to acquire MLPs and common stock consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 8, 9 and 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

6       Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited) (Continued)

Subsequent to quarter-end, we issued $20,000,000 of Series HH Notes which carry a floating interest rate based on three-month LIBOR plus 1.30 percent and mature on September 9, 2019. The proceeds were used to reduce the outstanding balance on our bank credit facilities.

Subsequent to quarter-end, we entered into an agreement to issue $85,000,000 of MRP D Stock which carries a fixed distribution rate of 4.01 percent and matures on December 17, 2021. We issued $49,000,000 of MRP D Stock on October 9, 2014 and expect to issue the remaining $36,000,000 on December 17, 2014. We also entered into an agreement to issue $80,000,000 of MRP E Stock which carries a fixed distribution rate of 4.34 percent and matures on December 17, 2024. We issued $45,000,000 of MRP E Stock on October 9, 2014 and expect to issue the remaining $35,000,000 on December 17, 2014. The proceeds will be used to purchase additional portfolio investments consistent with our investment philosophy and to reduce the balance on our bank credit facilities.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

E&P for 2013 exceeded total distributions to stockholders. As a result, for tax purposes, distributions to common stockholders for the year ended 2013 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2013 was 100 percent return of capital. We currently estimate that 80 to 100 percent of 2014 distributions will be characterized as qualified dividend income for tax purposes, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2015.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2014, our investments are valued at $4.599 billion, with an adjusted cost of $1.989 billion. The $2.610 billion difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects a net deferred tax liability primarily due to unrealized gains (losses) on investments. At August 31, 2014, the balance sheet reflects a net deferred tax liability of approximately $1.164 billion or $24.24 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes.

To the extent we have taxable income in the future, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

2014 3rd Quarter Report       7

Schedule of Investments August 31, 2014
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 176.6%(1)
Crude/Refined Products Pipelines — 80.5%(1)
United States — 80.5%(1)
Buckeye Partners, L.P.	3,287,305	$259,697,095
Enbridge Energy Partners, L.P.	4,164,999	151,272,764
Genesis Energy L.P.	657,863	36,642,969
Holly Energy Partners, L.P.	1,886,360	68,456,004
Magellan Midstream Partners, L.P.	4,802,097	403,040,001
MPLX LP	1,496,831	91,306,691
NuStar Energy L.P.	836,150	55,261,154
Oiltanking Partners, L.P.	1,806,646	88,688,252
PBF Logistics LP	225,000	5,616,000
Phillips 66 Partners LP	523,900	38,768,600
Plains All American Pipeline, L.P.(2)	7,006,910	419,924,116
Rose Rock Midstream, L.P.	240,511	14,668,766
Sunoco Logistics Partners L.P.	6,682,971	330,673,405
Tesoro Logistics LP	1,309,100	92,003,548
Valero Energy Partners LP	598,620	31,912,432
		2,087,931,797
Natural Gas/Natural Gas Liquids Pipelines — 63.7%(1)
United States — 63.7%(1)
Crestwood Midstream Partners LP	2,371,165	55,390,414
El Paso Pipeline Partners, L.P.	1,476,131	61,348,004
Energy Transfer Equity, L.P.	2,184,000	132,459,600
Energy Transfer Partners, L.P.	3,181,261	182,763,445
Enterprise Products Partners L.P.	7,943,384	322,739,692
EQT Midstream Partners, LP	1,209,766	117,940,087
Kinder Morgan Management, LLC(3)	1,493,463	145,941,194
ONEOK Partners, L.P.	3,059,559	181,829,591
Regency Energy Partners LP	5,137,606	169,438,246
Spectra Energy Partners, LP	2,912,544	165,985,883
Williams Partners L.P.	2,161,200	114,565,212
		1,650,401,368
Natural Gas Gathering/Processing — 32.4%(1)
United States — 32.4%(1)
Access Midstream Partners, L.P.	2,391,907	153,919,216
DCP Midstream Partners, LP	2,315,127	130,989,886
EnLink Midstream Partners, LP	2,362,263	73,206,530
MarkWest Energy Partners, L.P.	2,359,512	188,123,892
Summit Midstream Partners, LP	222,900	12,321,912
Targa Resources Partners LP	1,579,157	117,489,281
Western Gas Partners LP	2,123,900	164,581,011
		840,631,728
Total Master Limited Partnerships and
Related Companies (Cost $1,975,178,110)		4,578,964,893
Common Stock — 0.7%(1)
Crude/Refined Products Pipelines — 0.7%(1)
United States — 0.7%(1)
Plains GP Holdings, L.P. (Cost $13,572,477)	630,662	19,462,229
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(4) (Cost $120,665)	120,665	120,665
Total Investments — 177.3%(1)
(Cost $1,988,871,252)		4,598,547,787
Interest Rate Swap Contracts — (0.0%)(1)
$135,000,000 notional — Unrealized Depreciation(5)		(742,216)
Other Assets and Liabilities — (52.1%)(1)		(1,349,892,812)
Senior Notes — (20.2%)(1)		(524,400,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (5.0%)(1)		(130,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$2,593,512,759

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $742,216.
(3)	Security distributions are paid-in-kind.
(4)	Rate indicated is the current yield as of August 31, 2014.
(5)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

8       Tortoise Energy Infrastructure Corp.

Statement of Assets & Liabilities August 31, 2014
(Unaudited)

Assets
Investments at fair value (cost $1,988,871,252)	$4,598,547,787
Receivable for Adviser fee waiver	126
Current tax asset	204,737
Prepaid expenses and other assets	4,608,847
Total assets	4,603,361,497
Liabilities
Payable to Adviser	6,901,647
Accrued directors’ fees and expenses	915
Accrued expenses and other liabilities	5,805,609
Unrealized depreciation of interest rate swap contracts	742,216
Deferred tax liability	1,163,998,351
Credit facility borrowings	178,000,000
Senior notes	524,400,000
Mandatory redeemable preferred stock ($10.00 liquidation
value per share; 13,000,000 shares outstanding)	130,000,000
Total liabilities	2,009,848,738
Net assets applicable to common stockholders	$2,593,512,759
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 48,016,591 shares issued
and outstanding (97,000,000 shares authorized)	$48,017
Additional paid-in capital	1,224,262,686
Accumulated net investment loss, net of income taxes	(130,642,783)
Undistributed realized gain, net of income taxes	404,429,376
Net unrealized appreciation of investments and interest rate
swap contracts, net of income taxes	1,095,415,463
Net assets applicable to common stockholders	$2,593,512,759
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$54.01

Statement of Operations Period from December 1, 2013 through August 31, 2014
(Unaudited)

Investment Income
Distributions from master limited partnerships	$100,788,302
Distributions from common stock	238,217
Less return of capital on distributions	(84,577,656)
Net distributions from investments	16,448,863
Dividends from money market mutual funds	74
Total Investment Income	16,448,937
Operating Expenses
Advisory fees	20,235,565
Merger expenses	423,918
Professional fees	417,831
Administrator fees	390,153
Directors’ fees	145,333
Stockholder communication expenses	140,589
Custodian fees and expenses	98,960
Registration fees	93,032
Fund accounting fees	71,997
Franchise fees	33,674
Stock transfer agent fees	16,293
Other operating expenses	104,396
Total Operating Expenses	22,171,741
Leverage Expenses
Interest expense	13,481,598
Distributions to mandatory redeemable preferred stockholders	2,998,108
Amortization of debt issuance costs	313,841
Other leverage expenses	215,436
Total Leverage Expenses	17,008,983
Total Expenses	39,180,724
Less fees waived by Adviser	(56,006)
Net Expenses	39,124,718
Net Investment Loss, before Income Taxes	(22,675,781)
Deferred tax benefit	7,139,025
Net Investment Loss	(15,536,756)
Realized and Unrealized Gain on Investments
and Interest Rate Swaps
Net realized gain on investments	86,780,976
Net realized loss on interest rate swap settlements	(67,576)
Net realized gain, before income taxes	86,713,400
Current tax expense	(126,174)
Deferred tax expense	(32,270,619)
Income tax expense	(32,396,793)
Net realized gain on investments and interest
rate swaps	54,316,607
Net unrealized appreciation of investments	626,729,891
Net unrealized depreciation of interest rate swap contracts	(4,535,539)
Net unrealized appreciation, before income taxes	622,194,352
Deferred tax expense	(232,456,593)
Net unrealized appreciation of investments
and interest rate swap contracts	389,737,759
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	444,054,366
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$428,517,610

See accompanying Notes to Financial Statements.

2014 3rd Quarter Report       9

Statement of Changes in Net Assets

	Period from
	December 1, 2013
	through	Year Ended
	August 31, 2014	November 30, 2013
	(Unaudited)
Operations
Net investment loss	$(15,536,756)	$(20,729,523)
Net realized gain on investments and interest rate swaps	54,316,607	87,821,680
Net unrealized appreciation of investments and interest rate swap contracts	389,737,759	203,684,498
Net increase in net assets applicable to common stockholders resulting from operations	428,517,610	270,776,655
Distributions to Common Stockholders
Return of capital	(62,663,014)	(65,088,705)
Capital Stock Transactions
Proceeds from shelf offerings of 86,387 and 339,239 common shares, respectively	4,178,193	15,596,651
Issuance of 19,174,190 common shares in connection with the mergers with Tortoise Energy Capital Corporation and
Tortoise North American Energy Corporation (Note 1)	976,938,241	—
Redemption of 2,063 common shares from fractional shares issued during mergers	(105,111)	—
Underwriting discounts and offering expenses associated with the issuance of common stock	(234,958)	(214,176)
Issuance of 25,236 and 97,255 common shares from reinvestment of distributions to stockholders, respectively	1,120,731	4,269,494
Net increase in net assets applicable to common stockholders from capital stock transactions	981,897,096	19,651,969
Total increase in net assets applicable to common stockholders	1,347,751,692	225,339,919
Net Assets
Beginning of period	1,245,761,067	1,020,421,148
End of period	$2,593,512,759	$1,245,761,067
Accumulated net investment loss, net of income taxes, end of period	$(130,642,783)	$(115,106,027)

See accompanying Notes to Financial Statements.

10       Tortoise Energy Infrastructure Corp.

Statement of Cash Flows Period from December 1, 2013 through August 31, 2014
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$100,788,302
Dividends and distributions received from common stock
and money market mutual funds	238,306
Purchases of long-term investments	(346,751,568)
Proceeds from sales of long-term investments	253,613,149
Proceeds from sales of short-term investments, net	268,349
Payments on interest rate swap contracts, net	(67,576)
Interest expense paid	(12,460,349)
Distributions to mandatory redeemable preferred stockholders	(2,954,218)
Other leverage expenses paid	(527,717)
Income taxes paid	(15,759,500)
Operating expenses paid	(22,082,111)
Net cash used in operating activities	(45,694,933)
Cash Flows From Financing Activities
Advances from revolving credit facilities	395,700,000
Repayments on revolving credit facilities	(342,100,000)
Issuance of senior notes	65,000,000
Maturity of senior notes	(15,000,000)
Debt issuance costs	(252,667)
Issuance of common stock	4,178,193
Redemption of common stock	(105,111)
Common stock issuance costs	(183,176)
Distributions paid to common stockholders	(61,542,306)
Net cash provided by financing activities	45,694,933
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$428,517,610
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(325,186,983)
Proceeds from sales of long-term investments	229,365,801
Proceeds from sales of short-term investments, net	268,349
Return of capital on distributions received	84,577,656
Deferred tax expense	257,588,187
Net unrealized appreciation of investments and
interest rate swap contracts	(622,194,352)
Net realized gain on investments	(86,780,976)
Amortization of debt issuance costs	313,841
Changes in operating assets and liabilities:
Increase in current tax asset	(204,737)
Decrease in receivable for investments sold	24,247,348
Increase in prepaid expenses and other assets	(78,674)
Decrease in payable for investments purchased	(21,564,585)
Increase in payable to Adviser, net of fees waived	12,317
Decrease in current tax liability	(15,428,589)
Increase in accrued expenses and other liabilities	852,854
Total adjustments	(474,212,543)
Net cash used in operating activities	$(45,694,933)
Non-Cash Financing Activities
Issuance of common shares in connection with the
mergers with Tortoise Energy Capital Corporation and
Tortoise North American Energy Corporation	$976,938,241
Reinvestment of distributions by common stockholders
in additional common shares	1,120,731
Total non-cash financing activities	$978,058,972

See accompanying Notes to Financial Statements.

2014 3rd Quarter Report       11

Financial Highlights

	Period from
	December 1, 2013	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2014	2013	2012	2011	2010	2009
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$43.36	$36.06	$33.37	$32.91	$25.53	$17.36
Income from Investment Operations
Net investment loss(2)	(0.46)	(0.73)	(0.64)	(0.77)	(0.66)	(0.16)
Net realized and unrealized gains on investments
and interest rate swap contracts(2)	12.87	10.27	5.51	3.35	10.10	10.65
Total income from investment operations	12.41	9.54	4.87	2.58	9.44	10.49
Distributions to Auction Preferred Stockholders
Return of capital	—	—	—	—	(0.01)	(0.19)
Distributions to Common Stockholders
Return of capital	(1.77)	(2.29)	(2.25)	(2.20)	(2.16)	(2.16)
Capital Stock Transactions
Premiums less underwriting discounts and offering costs
on issuance of common stock(3)	0.01	0.05	0.07	0.08	0.11	0.03
Net Asset Value, end of period	$54.01	$43.36	$36.06	$33.37	$32.91	$25.53
Per common share market value, end of period	$49.00	$49.76	$39.17	$39.35	$36.25	$29.50
Total Investment Return Based on Market Value(4)(5)	2.20%	33.77%	5.62%	15.25%	31.58%	88.85%
Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$2,593,513	$1,245,761	$1,020,421	$925,419	$890,879	$613,601
Average net assets (000’s)	$1,626,486	$1,167,339	$989,745	$912,567	$782,541	$500,661
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.66%	1.61%	1.60%	1.57%	1.53%	1.54%
Other operating expenses	0.16	0.12	0.13	0.16	0.21	0.26
Total operating expenses, before fee waiver	1.82	1.73	1.73	1.73	1.74	1.80
Fee waiver(7)	(0.01)	(0.00)	(0.01)	(0.01)	—	(0.03)
Total operating expenses	1.81	1.73	1.72	1.72	1.74	1.77
Leverage expenses(8)	1.39	1.59	1.67	1.75	2.11	2.54
Income tax expense(9)	21.11	14.05	8.37	4.63	17.89	29.98
Total expenses	24.31%	17.37%	11.76%	8.10%	21.74%	34.29%

See accompanying Notes to Financial Statements.

12       Tortoise Energy Infrastructure Corp.

Financial Highlights (Continued)
	Period from
	December 1, 2013	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2014	2013	2012	2011	2010	2009
	(Unaudited)
Ratio of net investment loss to average net assets
before fee waiver(6)(8)	(1.28)%	(1.78)%	(1.82)%	(2.32)%	(2.23)%	(0.97)%
Ratio of net investment loss to average net assets
after fee waiver(6)(8)	(1.27)%	(1.78)%	(1.81)%	(2.31)%	(2.23)%	(0.94)%
Portfolio turnover rate(4)	7.71%	13.40%	12.86%	17.70%	10.26%	17.69%
Credit facility borrowings, end of period (000’s)	$178,000	$27,600	$63,400	$47,900	$38,200	$10,400
Senior notes, end of period (000’s)	$524,400	$300,000	$194,975	$194,975	$169,975	$170,000
Preferred stock, end of period (000’s)	$130,000	$80,000	$73,000	$73,000	$73,000	$70,000
Per common share amount of senior notes
outstanding, end of period	$10.92	$10.44	$6.89	$7.03	$6.28	$7.07
Per common share amount of net assets, excluding
senior notes, end of period	$64.93	$53.80	$42.95	$40.40	$39.19	$32.60
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(10)	$4,877	$5,047	$5,232	$5,111	$5,630	$4,789
Asset coverage ratio of senior notes and
credit facility borrowings(10)	488%	505%	523%	511%	563%	479%
Asset coverage, per $25,000 liquidation value per share
of auction preferred stock(11)	—	—	—	—	—	$86,262
Asset coverage, per $10 liquidation value per share
of mandatory redeemable preferred stock(11)	$41	$41	$41	$39	$42	—
Asset coverage ratio of preferred stock(11)	412%	406%	408%	393%	417%	345%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2013, 2012, 2011, 2010, and 2009 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the period from December 1, 2013 through August 31, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011. Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010. Represents the premium on the shelf offerings of $0.05 per share, less the underwriting and offering costs of $0.02 per share for the year ended November 30, 2009.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the year ended November 30, 2013.
(8)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(9)	For the period from December 1, 2013 through August 31, 2014, the Company accrued $126,174 for net current income tax expense and $257,588,187 for net deferred income tax expense. For the year ended November 30, 2013, the Company accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense. For the year ended November 30, 2010, the Company accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $230,529 for net current income tax benefit and $150,343,906 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2014 3rd Quarter Report       13

Notes to Financial Statements (Unaudited) August 31, 2014

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

Pursuant to a plan of merger approved by the stockholders of each of the Company, Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”), the Company acquired all of the net assets of TYY ($766,488,956) and TYN ($210,449,285) on June 23, 2014 and is the accounting survivor of the mergers. A total of 20,072,262 shares of common stock of TYY were exchanged for 15,043,739 shares of common stock of the Company immediately after the closing date. A total of 6,316,079 shares of common stock of TYN were exchanged for 4,130,451 shares of common stock of the Company immediately after the closing date. These mergers qualified as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code. TYY’s net assets included $718,750,155 of net unrealized appreciation on investments and $33,507,606 of accumulated net realized gain on investments. TYN’s net assets included $148,701,368 of net unrealized appreciation of investments and $10,257,163 of accumulated net realized gain on investments. The aggregate net assets of the Company prior to the mergers totaled $1,469,645,683 and following the mergers the combined net assets of the Company totaled $2,446,583,924.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities as of August 31, 2014.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2012 through November 30, 2013, the Company estimated the allocation of investment income and return of capital for distributions received from investments within the Statement of Operations. For this period, the Company had estimated approximately 7 percent of total distributions as investment income and approximately 93 percent as return of capital.

Subsequent to November 30, 2013, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2012 through November 30, 2013 based on the 2013 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $7,257,000 or $0.151 per share ($4,575,000 or $0.095 per share, net of deferred tax expense), a decrease in unrealized appreciation of investments of approximately $6,033,000 or $0.126 per share ($3,803,000 or $0.079 per share, net of deferred tax benefit), and a decrease in realized gains of approximately $1,224,000 or $0.025 per share ($772,000 or $0.016 per share, net of deferred tax benefit) for the period from December 1, 2013 through August 31, 2014.

Subsequent to the period ended February 28, 2014, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2014 estimates, after considering the final allocations for 2013. This reclassification amounted to a decrease in pre-tax net investment income

14       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

of approximately $130,000 or $0.003 per share ($82,000 or $0.002 per share, net of deferred tax benefit), a decrease in unrealized appreciation of investments of approximately $276,000 or $0.006 per share ($174,000 or $0.003 per share, net of deferred tax benefit), and an increase in realized gains of approximately $406,000 or $0.009 per share ($256,000 or $0.005 per share, net of deferred tax expense).

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2013 and the period ended August 31, 2014 was 100 percent return of capital. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2013 were 100 percent qualified dividend income. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2014.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on a fixed annual rate and paid on the first business day of each month. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2013 and the period ended August 31, 2014 was 100 percent return of capital. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2013 were 100 percent qualified dividend income. The tax character of distributions paid to MRP stockholders in the current year will be determined subsequent to November 30, 2014.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests its assets primarily in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and auction preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $193,176 related to the issuance of common stock were recorded to additional paid-in capital during the period ended August 31, 2014. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected during the period ended August 31, 2014 for the Series U Notes ($55,602) that were issued in April and May 2014. On June 23, 2014, the Company assumed all liabilities of TYY, including outstanding senior notes. For the acquired Notes, capitalized costs (excluding underwriter commissions) were reflected during the period ended August 31, 2014 for the Series V Notes ($7,717), Series W Notes ($2,448), Series X Notes ($2,448), Series Y Notes ($2,448), Series Z Notes ($2,448), Series AA Notes ($1,959), Series BB Notes ($2,350), Series CC Notes ($2,938), Series DD Notes ($2,546), Series EE Notes ($979), Series FF Notes ($1,959), and Series GG Notes ($5,820). In addition, offering costs recorded during the fiscal year ended November 30, 2013 were reduced for the Series R Notes ($1,248), Series S Notes ($459) and Series T Notes ($1,248) and increased for the Series M Notes ($187), Series N Notes ($144), Series O Notes ($216), Series P Notes ($173), Series Q Notes ($144) and MRP C Shares ($6,440) during the period ended August 31, 2014.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration Risk

Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

2014 3rd Quarter Report       15

Notes to Financial Statements (Unaudited) (Continued)

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). For the period from December 1, 2013 through June 22, 2014, the Company paid the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. On June 23, 2014, the Company entered into an amendment to its Investment Advisory Agreement with the Adviser. Under the terms of the amendment, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly Managed Assets up to $2,500,000,000, 0.90 percent of average monthly Managed assets between $2,500,000,000 and $3,500,000,000, and 0.85 percent on average monthly Managed Assets above $3,500,000,000, in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$3,464,880
AMT credit	1,117,941
State of Kansas credit	4,055
4,586,876
Deferred tax liabilities:
Basis reduction of investment in MLPs	204,312,022
Net unrealized gains on investment securities	964,273,205
1,168,585,227
Total net deferred tax liability	$1,163,998,351

At August 31, 2014, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2014, the Company had no uncertain tax positions and no penalties and interest were accrued. Tax years subsequent to the year ending November 30, 2003 remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended August 31, 2014, as follows:

Application of statutory income tax rate	$240,181,190
State income taxes, net of federal tax benefit	13,450,148
Change in deferred tax liability due to change in overall tax rate	2,477,204
Permanent differences	1,605,819
Total income tax expense	$257,714,361

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its blended state income tax rate, decreasing the overall rate from 37.07 percent to 36.96 percent due to anticipated state apportionment of income and gains.

For the period from December 1, 2013 through August 31, 2014, the components of income tax expense include the following:

Current tax expense (benefit)
Federal	$24,244
State	(265,008)
AMT	366,938
Total current tax expense	126,174
Deferred tax expense
Federal	243,928,207
State (net of federal tax benefit)	13,659,980
Total deferred tax expense	257,588,187
Total income tax expense	$257,714,361

The Company acquired all of the net assets of TYY and TYN on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. As of the merger date, the Company had net operating losses for federal income tax purposes of approximately $20,961,000 from TYY and TYN. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the years ending November 30, 2027 through November 30, 2033. Utilization of the net operating losses from TYY and TYN is further subject to Section 382 limitations of the Internal Revenue Code, which limit tax attributes subsequent to ownership changes. The amount of deferred tax asset for net operating losses at August 31, 2014 includes amounts for the period from December 1, 2013 through August 31, 2014. As of August 31, 2014, an AMT credit of $1,117,941 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of August 31, 2014, the aggregate cost of securities for federal income tax purposes was $1,436,078,985. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was

16       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

$3,162,468,802, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $3,162,468,802.

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2014. These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2014	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$19,462,229	$19,462,229	$—	$—
Master Limited Partnerships
and Related Companies(a)	4,578,964,893	4,578,964,893	—	—
Other Securities:
Short-Term Investment(b)	120,665	120,665	—	—
Total Assets	$4,598,547,787	$4,598,547,787	$—	$—
Liabilities
Interest Rate Swap Contracts	$742,216	$—	$742,216	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2014.

The Company did not hold any Level 3 securities during the period from December 1, 2013 through August 31, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period ended August 31, 2014.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

7. Investment Transactions

For the period from December 1, 2013 through August 31, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $325,186,983 and $229,365,801 (excluding short-term debt securities), respectively.

8. Senior Notes

The Company has $524,400,000 aggregate principal amount of private senior notes (collectively, the “Notes”) outstanding at August 31, 2014. During the period from December 1, 2013 through August 31, 2014, the Company issued Notes with an aggregate principal amount of $65,000,000. Additional amounts of Series R ($12,500,000), Series S ($5,000,000) and Series T Notes ($12,500,000) were issued on January 22, 2014. Series U Notes were issued on April 17, 2014 in the amount of $20,000,000 and on May 8, 2014 in the amount of $15,000,000. The Company’s Series H Notes with a notional amount of $15,000,000 and a floating interest rate based on 3-month LIBOR plus 1.35 percent were paid in full upon maturity on May 12, 2014. The average interest rate on Series H Notes during the period from December 1, 2013 through May 12, 2014 was 1.59 percent. As part of the merger with TYY on June 23, 2014, the Company assumed the following private senior notes issued by TYY, details of which are included in the table below: Series V, Series W, Series X, Series Y, Series Z, Series AA, Series BB, Series CC, Series DD, Series EE, Series FF, and Series GG Notes.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series Q, Series U, Series EE, and Series GG Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy.

2014 3rd Quarter Report       17

Notes to Financial Statements (Unaudited) (Continued)

The following table shows the maturity date, interest rate, payment frequency, notional/carrying amount and estimated fair value for each series of Notes outstanding at August 31, 2014.

	Maturity	Interest		Payment	Notional/Carrying	Estimated
Series	Date	Rate		Frequency	Amount	Fair Value
Series E	April 10, 2015	6.11%		Quarterly	$110,000,000	$114,111,117
Series G	December 21, 2016	5.85%		Quarterly	30,000,000	32,999,041
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,693,904
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,362,604
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,424,037
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	20,907,170
Series M	September 27, 2017	2.75%		Semi-Annual	13,000,000	13,343,489
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,354,695
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,818,045
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	13,098,141
Series Q	September 27, 2018	1.58	%(1)	Quarterly	10,000,000	10,000,000
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	25,861,700
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,474,343
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	26,452,172
Series U	April 17, 2019	1.58	%(2)	Quarterly	35,000,000	35,000,000
Series V	December 21, 2014	6.07%		Quarterly	39,400,000	40,432,327
Series W	June 15, 2016	3.88%		Quarterly	12,500,000	13,081,325
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	13,556,442
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,393,980
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,385,451
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	9,983,472
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,317,067
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,637,829
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	14,011,791
Series EE	September 27, 2018	1.58	%(3)	Quarterly	5,000,000	5,000,000
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,658,026
Series GG	April 17, 2019	1.58	%(4)	Quarterly	20,000,000	20,000,000
					$524,400,000	$544,358,168

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from June 27, 2014 through September 27, 2014. The weighted-average interest rate for the period ended August 31, 2014 was 1.59 percent.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from July 17, 2014 through October 17, 2014. The weighted-average interest rate for the period from April 17, 2014 (date of issuance) through August 31, 2014 was 1.58 percent.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from June 27, 2014 through September 27, 2014. The weighted-average interest rate for the period from June 23, 2014 (date of acquisition) through August 31, 2014 was 1.58 percent.
(4)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from July 17, 2014 through October 17, 2014. The weighted-average interest rate for the period from June 23, 2014 (date of acquisition) through August 31, 2014 was 1.58 percent.

9. Preferred Stock

The Company has 23,000,000 shares of preferred stock authorized. The Company has 13,000,000 shares of Mandatory Redeemable Preferred (“MRP”) Stock outstanding at August 31, 2014, including 8,000,000 shares of MRP B Stock and 5,000,000 shares of MRP C Stock. The MRP C Stock was issued at the time of the merger of TYY into the Company and replaced the outstanding TYY MRP C Stock with identical terms. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. The MRP B Stock and MRP C Stock pay cash distributions on the first business day of each month and trade on the NYSE under the symbol “TYG Pr B” and “TYG Pr C”, respectively.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At August 31, 2014, the estimated fair value of the MRP B and C Stock are based on the closing market price of $9.680 and $10.222 respectively, per share and are a Level 1 valuations within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of August 31, 2014.

				Aggregate
	Mandatory	Fixed	Shares	Liquidation	Estimated
Series	Redemption Date	Rate	Outstanding	Preference	Fair Value
MRP B Stock	December 31, 2027	4.375%	8,000,000	$80,000,000	$77,440,000
MRP C Stock	May 1, 2018	3.950%	5,000,000	50,000,000	51,110,000
			13,000,000	$130,000,000	$128,550,000

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

10. Credit Facilities

The Company has a $157,500,000 unsecured, revolving credit facility that matures on June 15, 2015. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The capacity of the credit facility was increased from $107,500,000 to $157,500,000 on June 23, 2014. Outstanding balances generally accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.15 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended August 31, 2014 was approximately $70,700,000 and 1.28 percent, respectively. At August 31, 2014, the principal balance outstanding was $118,000,000 at an interest rate of 1.28 percent.

The Company also has a $100,000,000 unsecured, revolving credit facility with Scotia Bank, N.A. that matures on June 23, 2016. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.20 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent. The non-usage fee is waived if the outstanding balance on the facility is at least $60,000,000.

18       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

The average principal balance and interest rate for the period from June 23, 2014 through August 31, 2014 was approximately $60,000,000 and 1.35 percent, respectively. At August 31, 2014, the principal balance outstanding was $60,000,000 at an interest rate of 1.36 percent.

Under the terms of the credit facilities, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2014, the Company was in compliance with the terms of each credit facility.

11. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $450,000,000, the net asset value of the Company declining 50 percent during a span of 12 months, or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. The Company segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts. On June 23, 2014, the Company assumed interest rate swaps with a notional value of $25,000,000 in the merger of TYN into the Company. Details of the interest rate swap contracts outstanding as of August 31, 2014, are as follows:

				Fixed Rate
				Paid by	Floating Rate	Unrealized
	Effective	Maturity	Notional	the	Received by	Appreciation
Counterparty	Date	Date	Amount	Company	the Company	(Depreciation)
The Bank of Nova Scotia	09/02/2011	09/02/2014	$5,000,000	0.654%	1-month U.S. Dollar LIBOR	$(2,006)
The Bank of Nova Scotia	09/02/2011	09/02/2016	5,000,000	1.258%	1-month U.S. Dollar LIBOR	(70,310)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2018	15,000,000	1.465%	3-month U.S. Dollar LIBOR	52,061
The Bank of Nova Scotia	09/02/2011	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(95,219)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2020	15,000,000	2.006%	3-month U.S. Dollar LIBOR	62,490
The Bank of Nova Scotia	09/02/2011	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(279,841)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2022	25,000,000	2.396%	3-month U.S. Dollar LIBOR	9,073
Wells Fargo Bank, N.A.	03/31/2015	03/31/2023	15,000,000	2.555%	3-month U.S. Dollar LIBOR	(41,835)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2025	40,000,000	2.803%	3-month U.S. Dollar LIBOR	(376,629)
			$135,000,000			$(742,216)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The unrealized depreciation of interest rate swap contracts in the amount of $4,535,539 for the period ended August 31, 2014 is included in the Statement of Operations. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $67,576 are recorded as realized losses for the period ended August 31, 2014. The total notional amount of all open swap agreements at August 31, 2014 is indicative of the volume of this derivative type for the period ended August 31, 2014.

The following tables present a gross presentation, the effects of offsetting, and a net presentation of the Company’s interest rate swap contracts at August 31, 2014.

Net Amounts
		Gross Amounts	of Assets	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap
Contracts	$123,624	$(123,624)	$ —	$ —	$ —	$ —

Net Amounts
		Gross Amounts	of Liabilities	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap
Contracts	$865,840	$(123,624)	$742,216	$ —	$ —	$742,216

12. Common Stock

The Company has 97,000,000 shares of capital stock authorized and 48,016,591 shares outstanding at August 31, 2014. Transactions in common stock for the period ended August 31, 2014, were as follows:

Shares at November 30, 2013	28,732,841
Shares issued through mergers with TYY and TYN	19,174,190
Redemption of fractional shares issued through mergers	(2,063)
Shares sold through shelf offerings	86,387
Shares issued through reinvestment of distributions	25,236
Shares at August 31, 2014	48,016,591

13. Subsequent Events

On September 9, 2014, the Company issued $20,000,000 of Series HH Notes which carry a floating interest rate based on 3-month LIBOR plus 1.30 percent and mature on September 9, 2019.

On October 9, 2014, the Company entered into an agreement to issue $85,000,000 of MRP D Stock which carries a fixed distribution rate of 4.01 percent and matures on December 17, 2021 and $80,000,000 of MRP E Stock which carries a fixed distribution rate of 4.34 percent and matures on December 17, 2024. The Company issued $49,000,000 of MRP D Stock and $45,000,000 of MRP E Stock on October 9, 2014 and expects to issue the remaining $36,000,000 of MRP D Stock and $35,000,000 of MRP E Stock on or about December 17, 2014.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2014 3rd Quarter Report       19

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2014, the aggregate compensation paid by the Company to the independent directors was $122,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

20       Tortoise Energy Infrastructure Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$4,566	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$483

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,433	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$483

				Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$267

(1) As of 9/30/14

TYG
LISTED
NYSE

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.